UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2006
COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware	001-32329	51-0411678
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

2727 Allen Parkway
Houston, Texas		77019
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 621-9547
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 18, 2006, Copano Energy, L.L.C. issued a press release announcing that its Board of Directors has declared a quarterly distribution of $0.75 per Common Unit and Subordinated Unit with respect to the period from July 1 through September 30, 2006 (the “Distribution”). The Distribution will be payable on November 14, 2006 to holders of record of the Common Units and Subordinated Units on November 1, 2006. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit No.	Description

99.1	Press Release issued October 18, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.
Date: October 19, 2006	By:	/s/ Douglas L. Lawing
		Name:	Douglas L. Lawing
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued October 18, 2006